UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 22, 2011

Date of Report (Date of earliest event reported)

STEC, INC.

(Exact name of registrant as specified in its charter)

California	000-31623	33-0399154
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3001 Daimler Street

Santa Ana, California 92705-5812

(Address of principal executive offices) (Zip Code)

(949) 476-1180

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2011, the Board of Directors (the “Board”) of STEC, Inc. (the “Company”) approved and adopted an amended and restated version of the Company’s bylaws (the “Amended Bylaws”). The amendments added to the existing bylaws, among other things, procedures and informational requirements upon shareholders to propose business or nominations for election of directors to be considered at annual or special meetings, which are referred to as “advance notice provisions.” The advance notice provisions of the Amended Bylaws, among other things:

•

require shareholders to provide advance notice of shareholder proposals or nominations of directors, as applicable, at a special meeting of the shareholders comparable to the advance notice requirements applicable to annual meetings (Section 2.3);

•

provide that the procedures and requirements set forth in the advance notice provisions are the only means for business to come before a shareholder meeting, other than matters properly brought under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Section 2.14(a));

•

require shareholders to provide advance notice of shareholder proposals or nominations of directors at an annual meeting, and such advance notice must be delivered to the Company not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting, subject to certain conditions (Section 2.14(b));

•

require full disclosure of all ownership, derivative, economic and voting interests, hedges and economic incentives held by the shareholder proponent, any director nominee, and associated persons and any arrangements between such shareholders and nominees (Section 2.14(c));

•	provide that persons are not eligible to serve as directors if not nominated in accordance with the advance notice provisions or appointed by the Board to fill a vacancy (Section 2.15); and

•	impose certain additional requirements for the valid nomination and election of board nominees (Section 2.16).

In addition to adding the advance notice provisions, the Amended Bylaws also amend the Company’s existing bylaws to clarify the requirements for calling a special meeting of shareholders and to make other non-substantive language and conforming changes to clarify existing provisions and to conform to the California Corporations Code. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1	Second Amended and Restated Bylaws of STEC, Inc., as amended and restated on September 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEC, Inc.

Date: September 27, 2011	/s/ Robert M. Saman
Robert M. Saman
General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of STEC, Inc., as amended and restated on September 22, 2011.